EX-99.j.3
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Academy Funds Trust (the “Trust”), hereby constitute and appoint David Jacovini my true and lawful attorney-in-fact, with full power of substitution to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 9th day of December, 2011.

/s/ Russell R. Wagner Russel R.Wagner

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Academy Funds Trust (the “Trust”), hereby constitute and appoint David Jacovini my true and lawful attorney-in-fact, with full power of substitution to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 9th day of December, 2011.

/s/ Oliver St. Clair Franklin Oliver St. Clair Franklin